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EXHIBIT 99.2

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002,
18 U.S.C. Section 1350

        I, Edward W. Rich, Vice President and Treasurer (Chief Financial Officer) of Union Carbide Corporation (the "Corporation"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1.
the Quarterly Report on Form 10-Q of the Corporation for the quarterly period ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.
the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.
/s/ EDWARD W. RICH Edward W. Rich Vice President and Treasurer (Chief Financial Officer) October 30, 2002

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  EXHIBIT 99.2